Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross
Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940
Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2469

The number of “other investment companies” covered by the bonds as of January 31, 2014, in answer to question 81(b) on Form N-SAR, is 166

				1/31/2014

			Gross Assets	Amount of Bond
			Corporate	Reguired Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
Advantage Funds, Inc.	Dreyfus Global Absolute Return Fund	6,798,344.06
Advantage Funds, Inc.	Dreyfus Global Dynamic Bond Fund	12,444,735.30
Advantage Funds, Inc.	Dreyfus Global Real Return Fund	171,610,122.89
Advantage Funds, Inc.	Dreyfus International Value Fund	128,442,113.17
Advantage Funds, Inc.	Dreyfus Opportunistic Midcap Value Fund	2,438,122,075.53
Advantage Funds, Inc.	Dreyfus Opportunistic Small Cap Fund	1,058,566,755.72
Advantage Funds, Inc.	Dreyfus Opportunistic U.S. Stock Fund	12,614,596.46
Advantage Funds, Inc.	Dreyfus Strategic Value Fund	1,543,263,374.66
Advantage Funds, Inc.	Dreyfus Structured Midcap Fund	228,998,850.49
Advantage Funds, Inc.	Dreyfus Technology Growth Fund	285,119,707.43
Advantage Funds, Inc.	Dreyfus Total Emerging Markets Fund	80,121,005.97
Advantage Funds, Inc.	Dynamic Total Return Fund	326,457,644.81
Advantage Funds, Inc. Total			6,292,559,326.49	2,500,000
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	432,414,918.46
BNY Mellon Funds Trust	BNY Mellon Bond Fund	1,120,887,103.21
BNY Mellon Funds Trust	BNY Mellon Corporate Bond Fund	581,146,719.49
BNY Mellon Funds Trust	BNY Mellon Emerging Markets Fund	1,832,679,122.92
BNY Mellon Funds Trust	BNY Mellon Focused Equity Opportunities Fund	610,082,677.10
BNY Mellon Funds Trust	BNY Mellon Income Stock Fund	1,111,221,899.98
BNY Mellon Funds Trust	BNY Mellon Intermediate Bond Fund	948,905,795.41
BNY Mellon Funds Trust	BNY Mellon International Appreciation Fund	108,291,576.94
BNY Mellon Funds Trust	BNY Mellon International Equity Income Fund	195,363,523.04
BNY Mellon Funds Trust	BNY Mellon International Fund	660,141,713.49
BNY Mellon Funds Trust	BNY Mellon Large Cap Market Opportunities Fund	215,595,681.76
BNY Mellon Funds Trust	BNY Mellon Large Cap Stock Fund	463,098,008.29
BNY Mellon Funds Trust	BNY Mellon Massachusetts Intermediate Municipal Bond Fu	296,129,827.93
BNY Mellon Funds Trust	BNY Mellon Mid Cap Multi-Strategy Fund	1,802,940,659.13
BNY Mellon Funds Trust	BNY Mellon Money Market Fund	418,598,116.00
BNY Mellon Funds Trust	BNY Mellon Municipal Opportunities Fund	844,625,025.19
BNY Mellon Funds Trust	BNY Mellon National Intermediate Municipal Bond Fund	1,738,545,551.67
BNY Mellon Funds Trust	BNY Mellon National Municipal Money Market Fund	909,489,244.75
BNY Mellon Funds Trust	BNY Mellon National Short-Term Municipal Bond Fund	1,279,636,368.56
BNY Mellon Funds Trust	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	184,868,288.65
BNY Mellon Funds Trust	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	336,619,335.70
BNY Mellon Funds Trust	BNY Mellon Short-Term U.S. Government Securities Fund	278,906,903.97
BNY Mellon Funds Trust	BNY Mellon Small Cap Multi-Strategy Fund	354,512,773.07
BNY Mellon Funds Trust	BNY Mellon Small/Mid Cap Fund	454,648,335.35
BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	679,366,591.37
BNY Mellon Funds Trust Total			17,858,715,761.43	2,500,000
CitizensSelect Funds	CitizensSelect Prime Money Market Fund	198,387,310.01
CitizensSelect Funds	CitizensSelect Treasury Money Market Fund	364,812,730.03
CitizensSelect Funds Total			563,200,040.04	900,000
Dreyfus 100% U.S. Treasury Money Market Fund		604,860,038.92	604,860,038.92	900,000
Dreyfus Appreciation Fund, Inc.		5,564,526,332.12	5,564,526,332.12	2,500,000
Dreyfus BASIC Money Market Fund, Inc.		255,095,846.71	255,095,846.71	750,000
Dreyfus Bond Funds, Inc.	Dreyfus Municipal Bond Fund	1,476,340,981.00	1,476,340,981.00	1,250,000
Dreyfus Cash Management		29,254,680,718.54	29,254,680,718.54	2,500,000
Dreyfus Funds, Inc.	Dreyfus Mid-Cap Growth Fund	144,513,866.17	144,513,866.17	525,000
Dreyfus Government Cash Management Funds	Dreyfus Government Cash Management	17,635,608,320.44
Dreyfus Government Cash Management Funds	Dreyfus Government Prime Cash Management	5,163,466,265.36
Dreyfus Government Cash Management Funds Total			22,799,074,585.80	2,500,000
Dreyfus Growth and Income Fund, Inc.		813,949,553.90	813,949,553.90	1,000,000
Dreyfus High Yield Strategies Fund		418,796,025.87	418,796,025.87	750,000
Dreyfus Index Funds, Inc.	Dreyfus International Stock Index Fund	516,912,327.99
Dreyfus Index Funds, Inc.	Dreyfus S&P 500 Index Fund	2,749,033,617.95
Dreyfus Index Funds, Inc.	Dreyfus Smallcap Stock Index Fund	1,707,919,531.76
Dreyfus Index Funds, Inc. Total			4,973,865,477.70	2,500,000
Dreyfus Institutional Cash Advantage Funds	Dreyfus Institutional Cash Advantage Fund	32,708,598,458.70	32,708,598,458.70	2,500,000
Dreyfus Institutional Preferred Money Market Fun Dreyfus Institutional Preferred Money Market Fund		8,174,947,797.05
Dreyfus Institutional Preferred Money Market Fun Dreyfus Institutional Preferred Plus Money Market Fund		1,022,257,087.82
Dreyfus Institutional Preferred Money Market Funds Total			9,197,204,884.87	2,500,000
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Reserves Money Fund	3,396,439,226.87
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Reserves Treasury Fund	1,505,911,565.23
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Reserves Treasury Prime Fund	779,812,563.57
Dreyfus Institutional Reserves Funds Total			5,682,163,355.67	2,500,000
Dreyfus Intermediate Municipal Bond Fund, Inc.		797,395,387.61	797,395,387.61	1,000,000
Dreyfus International Funds, Inc.	Dreyfus Brazil Equity Fund	15,618,482.99
Dreyfus International Funds, Inc.	Dreyfus Emerging Markets Fund	679,967,841.70
Dreyfus International Funds, Inc. Total			695,586,324.69	900,000
Dreyfus Investment Funds	Dreyfus/Newton International Equity Fund	596,601,429.10
Dreyfus Investment Funds	Dreyfus/Standish Global Fixed Income Fund	393,413,788.16
Dreyfus Investment Funds	Dreyfus/Standish Intermediate Tax Exempt Bond Fund	139,672,323.09
Dreyfus Investment Funds	Dreyfus Diversified Emerging Markets Fund	3,529,938.03
Dreyfus Investment Funds	Dreyfus/The Boston Company Small Cap Growth Fund	92,293,093.71
Dreyfus Investment Funds	Dreyfus/The Boston Company Small Cap Value Fund	352,835,443.24
Dreyfus Investment Funds	Dreyfus/The Boston Company Small/Mid Cap Growth Fund	954,388,376.03
Dreyfus Investment Funds Total			2,532,734,391.36	1,900,000
Dreyfus Investment Grade Funds, Inc.	Dreyfus Inflation Adjusted Securities Fund	261,933,658.52
Dreyfus Investment Grade Funds, Inc.	Dreyfus Intermediate Term Income Fund	1,327,695,781.16
Dreyfus Investment Grade Funds, Inc.	Dreyfus Short Term Income Fund	249,284,590.28
Dreyfus Investment Grade Funds, Inc. Total			1,838,914,029.96	1,500,000

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross
Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940
Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2469

The number of “other investment companies” covered by the bonds as of January 31, 2014, in answer to question 81(b) on Form N-SAR, is 166

				1/31/2014

			Gross Assets	Amount of Bond
			Corporate	Reguired Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
Dreyfus Investment Portfolios	Core Value Portfolio	34,719,551.10
Dreyfus Investment Portfolios	MidCap Stock Portfolio	176,446,660.12
Dreyfus Investment Portfolios	Small Cap Stock Index Portfolio	315,796,438.79
Dreyfus Investment Portfolios	Technology Growth Portfolio	289,551,270.46
Dreyfus Investment Portfolios Total			816,513,920.47	1,000,000
Dreyfus Liquid Assets, Inc.		836,325,418.58	836,325,418.58	1,000,000
Dreyfus Manager Funds I	Dreyfus Research Long/Short Equity Fund	44,097,368.18	44,097,368.18	350,000
Dreyfus Manager Funds II	Dreyfus Balanced Opportunity Fund	274,117,305.89	274,117,305.89	750,000
Dreyfus Midcap Index Fund, Inc.		3,489,992,011.45	3,489,992,011.45	2,100,000
Dreyfus Municipal Bond Infrastructure Fund, Inc.		295,984,990.26	295,984,990.26	750,000
Dreyfus Municipal Bond Opportunity Fund		416,706,624.07	416,706,624.07	750,000
Dreyfus Municipal Cash Management Plus		330,316,909.43	330,316,909.43	750,000
Dreyfus Municipal Funds, Inc.	Dreyfus AMT-Free Municipal Bond Fund	790,098,282.01
Dreyfus Municipal Funds, Inc.	Dreyfus BASIC Municipal Money Market Fund	92,335,101.86
Dreyfus Municipal Funds, Inc.	Dreyfus High Yield Municipal Bond Fund	150,492,755.60
Dreyfus Municipal Funds, Inc. Total			1,032,926,139.47	1,250,000
Dreyfus Municipal Income, Inc.		239,447,463.68	239,447,463.68	600,000
Dreyfus Municipal Money Market Fund, Inc.		501,255,795.75	501,255,795.75	900,000
Dreyfus New Jersey Municipal Bond Fund, Inc.		513,815,594.94	513,815,594.94	900,000
Dreyfus New Jersey Municipal Money Market Fund, Inc.		243,624,763.96	243,624,763.96	600,000
Dreyfus New York AMT-Free Municipal Bond Fund		370,516,876.48	370,516,876.48	750,000
Dreyfus New York AMT-Free Municipal Money Market Fund		118,076,322.04	118,076,322.04	525,000
Dreyfus New York Municipal Cash Management		510,905,336.32	510,905,336.32	900,000
Dreyfus New York Tax Exempt Bond Fund, Inc.		1,185,412,423.89	1,185,412,423.89	1,250,000
Dreyfus Opportunity Funds	Dreyfus Natural Resources Fund	44,392,310.55	44,392,310.55	350,000
Dreyfus Premier California AMT-Free Municipal B Dreyfus California AMT-Free Municipal Bond Fund		1,031,849,435.60	1,031,849,435.60	1,250,000
Dreyfus Premier GNMA Fund, Inc.	Dreyfus GNMA Fund	683,857,170.39	683,857,170.39	900,000
Dreyfus Premier Investment Funds, Inc.	Dreyfus Diversified International Fund	483,074,787.17
Dreyfus Premier Investment Funds, Inc.	Dreyfus Emerging Asia Fund	21,771,053.89
Dreyfus Premier Investment Funds, Inc.	Dreyfus Global Real Estate Securities Fund	636,004,671.65
Dreyfus Premier Investment Funds, Inc.	Dreyfus Greater China Fund	334,957,601.48
Dreyfus Premier Investment Funds, Inc.	Dreyfus India Fund	1,755,724.68
Dreyfus Premier Investment Funds, Inc.	Dreyfus Large Cap Equity Fund	385,932,173.14
Dreyfus Premier Investment Funds, Inc.	Dreyfus Large Cap Growth Fund	27,737,523.41
Dreyfus Premier Investment Funds, Inc.	Dreyfus Satellite Alpha Fund	474,057.01
Dreyfus Premier Investment Funds, Inc. Total			1,891,707,592.43	1,500,000
Dreyfus Premier Short-Intermediate Municipal Bo Dreyfus Short-Intermediate Municipal Bond Fund		482,828,353.44	482,828,353.44	750,000
Dreyfus Premier Worldwide Growth Fund, Inc.	Dreyfus Worldwide Growth Fund	647,056,906.74	647,056,906.74	900,000
Dreyfus Research Growth Fund, Inc.		1,532,495,831.25	1,532,495,831.25	1,500,000
Dreyfus Short Duration Bond Fund		136,242,042.86	136,242,042.86	525,000
Dreyfus State Municipal Bond Funds	Dreyfus Connecticut Fund	311,416,014.77
Dreyfus State Municipal Bond Funds	Dreyfus Massachusetts Fund	186,725,250.98
Dreyfus State Municipal Bond Funds	Dreyfus Pennsylvania Fund	166,296,684.27
Dreyfus State Municipal Bond Funds Total			664,437,950.02	900,000
Dreyfus Stock Funds	Dreyfus International Equity Fund	231,510,075.84
Dreyfus Stock Funds	Dreyfus Small Cap Equity Fund	94,146,390.37
Dreyfus Stock Funds Total			325,656,466.21	750,000
Dreyfus Stock Index Fund, Inc.		1,948,296,738.41	1,948,296,738.41	1,500,000
Dreyfus Strategic Municipal Bond Fund, Inc.		490,341,351.10	490,341,351.10	750,000
Dreyfus Strategic Municipals, Inc.		652,329,565.34	652,329,565.34	900,000
Dreyfus Tax Exempt Cash Management Funds	Dreyfus California AMT-Free Municipal Cash Management	409,198,459.32
Dreyfus Tax Exempt Cash Management Funds	Dreyfus New York AMT-Free Municipal Cash Management	105,948,803.58
Dreyfus Tax Exempt Cash Management Funds	Dreyfus Tax Exempt Cash Management	2,357,785,060.60
Dreyfus Tax Exempt Cash Management Funds Total			2,872,932,323.50	1,900,000
Dreyfus Treasury & Agency Cash Management		18,273,024,490.36	18,273,024,490.36	2,500,000
Dreyfus Treasury Prime Cash Management		40,044,360,967.72	40,044,360,967.72	2,500,000
Dreyfus U.S. Treasury Intermediate Term Fund		73,240,957.56	73,240,957.56	400,000
Dreyfus U.S. Treasury Long Term Fund		54,860,010.83	54,860,010.83	400,000
Dreyfus Variable Investment Fund	Appreciation Portfolio	571,734,710.23
Dreyfus Variable Investment Fund	Growth and Income Portfolio	93,103,048.42
Dreyfus Variable Investment Fund	International Equity Portfolio	42,084,645.79
Dreyfus Variable Investment Fund	International Value Portfolio	67,033,371.88
Dreyfus Variable Investment Fund	Money Market Portfolio	137,085,192.64
Dreyfus Variable Investment Fund	Opportunistic Small Cap Portfolio	200,346,819.63
Dreyfus Variable Investment Fund	Quality Bond Portfolio	94,635,262.70
Dreyfus Variable Investment Fund Total			1,206,023,051.29	1,250,000
Dreyfus Worldwide Dollar Money Market Fund, Inc.		252,283,233.91	252,283,233.91	750,000
General California Municipal Money Market Fund		211,046,675.44	211,046,675.44	600,000
General Government Securities Money Market Fu General Government Securities Money Market Fund		1,122,317,784.33
General Government Securities Money Market Fu General Treasury Prime Money Market Fund		2,232,429,626.98
General Government Securities Money Market Funds, Inc. Total			3,354,747,411.31	2,100,000
General Money Market Fund, Inc.		14,658,024,289.44	14,658,024,289.44	2,500,000
General Municipal Money Market Funds, Inc.	General Municipal Money Market Fund	793,148,214.89
General Municipal Money Market Funds, Inc. Total			793,148,214.89	1,000,000
General New York Municipal Money Market Fund		251,918,788.97
General New York Municipal Money Market Fund Total			251,918,788.97	750,000
Strategic Funds, Inc.	Dreyfus Active MidCap Fund	451,931,780.81
Strategic Funds, Inc.	Dreyfus Conservative Allocation Fund	31,967,135.64
Strategic Funds, Inc.	Dreyfus Growth Allocation Fund	21,566,378.83
Strategic Funds, Inc.	Dreyfus Moderate Allocation Fund	69,585,359.87
Strategic Funds, Inc.	Dreyfus Select Managers Small Cap Growth Fund	478,931,780.29

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross
Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940
Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2469

The number of “other investment companies” covered by the bonds as of January 31, 2014, in answer to question 81(b) on Form N-SAR, is 166

				1/31/2014

			Gross Assets	Amount of Bond
			Corporate	Reguired Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
Strategic Funds, Inc.	Dreyfus Select Managers Small Cap Value Fund	671,032,252.38
Strategic Funds, Inc.	Dreyfus U.S. Equity Fund	809,831,822.33
Strategic Funds, Inc.	Global Stock Fund	1,655,320,469.75
Strategic Funds, Inc.	International Stock Fund	3,086,812,809.50
Strategic Funds, Inc. Total			7,276,979,789.40	2,500,000
The Dreyfus Fund Incorporated		1,464,186,668.58	1,464,186,668.58	1,250,000
The Dreyfus Socially Responsible Growth Fund, Inc.		262,405,346.58	262,405,346.58	750,000
The Dreyfus Third Century Fund, Inc.		300,319,787.53	300,319,787.53	750,000
The Dreyfus/Laurel Funds Trust	Dreyfus Emerging Markets Debt Local Currency Fund	2,122,369,111.42
The Dreyfus/Laurel Funds Trust	Dreyfus Equity Income Fund	196,682,743.13
The Dreyfus/Laurel Funds Trust	Dreyfus Global Equity Income Fund	321,438,289.56
The Dreyfus/Laurel Funds Trust	Dreyfus High Yield Fund	1,594,439,111.15
The Dreyfus/Laurel Funds Trust	Dreyfus International Bond Fund	1,392,094,542.22
The Dreyfus/Laurel Funds Trust Total			5,627,023,797.48	2,500,000
The Dreyfus/Laurel Funds, Inc.	Dreyfus AMT-Free Municipal Reserves	277,130,006.02
The Dreyfus/Laurel Funds, Inc.	Dreyfus BASIC S&P 500 Stock Index Fund	1,930,936,714.35
The Dreyfus/Laurel Funds, Inc.	Dreyfus Bond Market Index Fund	2,349,707,568.97
The Dreyfus/Laurel Funds, Inc.	Dreyfus Core Equity Fund	389,970,578.36
The Dreyfus/Laurel Funds, Inc.	Dreyfus Disciplined Stock Fund	579,132,881.46
The Dreyfus/Laurel Funds, Inc.	Dreyfus Floating Rate Income Fund	342,244,666.72
The Dreyfus/Laurel Funds, Inc.	Dreyfus Money Market Reserves	214,931,292.16
The Dreyfus/Laurel Funds, Inc.	Dreyfus Opportunistic Emerging Markets Debt Fund	18,748,627.98
The Dreyfus/Laurel Funds, Inc.	Dreyfus Opportunistic Fixed Income Fund	211,852,783.00
The Dreyfus/Laurel Funds, Inc.	Dreyfus Tax Managed Growth Fund	188,670,673.84
The Dreyfus/Laurel Funds, Inc.	Dreyfus U.S. Treasury Reserves	316,036,901.60
The Dreyfus/Laurel Funds, Inc. Total			6,819,362,694.46	2,500,000
The Dreyfus/Laurel Tax-Free Municipal Funds	Dreyfus BASIC New York Municipal Money Market Fund	122,557,847.62
The Dreyfus/Laurel Tax-Free Municipal Funds Total			122,557,847.62	525,000

Total Gross Assets for the Complex		270,142,748,713.63	270,142,748,713.63	$88,900,000

AVAILABLE FIDELITY BOND COVERAGE				$115,000,000

Amount between Minimum and Available				$26,100,000

Strategic Funds, Inc.	Dreyfus Conservative Allocation Fund	31,967,135.64
Strategic Funds, Inc.	Dreyfus Growth Allocation Fund	21,566,378.83
Strategic Funds, Inc.	Dreyfus Moderate Allocation Fund	69,585,359.87
Dreyfus Premier Investment Funds, Inc.	Dreyfus Diversified International Fund	483,074,787.17
Dreyfus Premier Investment Funds, Inc.	Dreyfus Satellite Alpha Fund	474,057.01
Total Fund of funds		606,667,718.52

Total Gross Assets for the Complex excluding Fund of Funds		269,536,080,995.11

Count of Portfolios		166